American Skandia Trust
        Supplement dated July 7, 1997 to the Prospectus dated May 1, 1997

      Federated Utility Income Portfolio and Federated High Yield Portfolio

         Effective July 3, 1997, Steven J. Lehman joined Linda A. Duessel as a portfolio manager of the Federated Utility Income Portfolio and Stefanie L. Bachhuber joined Mark Durbiano as a portfolio manager of the Federated High Yield Portfolio. Accordingly, the section of the prospectus entitled "Management of the Trust - Sub-advisors - Federated Utility Income Portfolio and Federated High Yield Portfolio" (on page 90) is amended by deleting the second and third paragraphs and adding the following.

     The portfolio managers responsible for management of the Federated Utility Income Portfolio are Linda A. Duessel and Steven J. Lehman. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of an affiliate of the Sub-advisor since 1995. Ms. Duessel was an Assistant Vice President of an affiliate of the Sub-advisor from 1991 until 1995. Mr. Lehman joined Federated Investors in May 1997 as Vice President. From 1985 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company.

     The portfolio managers responsible for management of the Federated High Yield Portfolio are Mark E. Durbiano and Stefanie L. Bachhuber. Mr. Durbiano joined Federated Investors in 1982, has managed the Portfolio since it commenced operations in 1994 and has been a Senior Vice President of an affiliate of the Sub-advisor since January, 1996. From 1988 to 1995, Mr. Durbiano was a Vice President of an Affiliate of the Sub-advisor. Ms. Bachhuber joined Federated Investors in 1993 as an Investment Analyst and is currently an Assistant Vice President of the Portfolio's Sub-advisor. She has been an Assistant Vice President of an affiliate of the Portfolio's Sub-adviser since 1996. Ms. Bachhuber earned her M.B.A. degree with a concentration in finance from Duke University in 1993.

                 Twentieth Century Strategic Balanced Portfolio

         The section of the prospectus entitled "Management of the Trust - Sub-advisors - Twentieth Century International Growth Portfolio and Twentieth Century Strategic Balanced Portfolio (on page 93) is amended by deleting the last (fourth) paragraph and adding the following:

     The portfolio manager members of the portfolio team responsible for the management of the equity portion of the Twentieth Century Strategic Balanced Portfolio are James E. Stowers III and Bruce A. Wimberly. Mr. Stowers, President and Portfolio Manager, joined American Century in 1981. Mr. Wimberly, Portfolio Manager, joined American Century in 1994 as an Investment Analyst. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University, from August 1992 to August 1994, where he obtained his MBA degree. Prior to that, he served as a Research Analyst for Frontier Capital Management Company, Boston, Massachusetts. The portfolio manager members of the portfolio team responsible for the management of the fixed income portion of the Portfolio are Casey Colton, Norman E. Hoops, Brian Howell, Jeffrey L. Houston, David Schroeder and Jeffrey R. Tyler. Casey Colton joined BMC in 1990 as a Municipal Analyst. Norman Hoops joined American Century in November 1989 as Vice President and Portfolio Manager and became Senior Vice President and Fixed Income Portfolio Manager in April 1993. Brian Howell joined BMC in 1987 as a research analyst and was promoted to his current position in January 1994. Jeffrey Houston has worked for American Century as a Portfolio Manager since November, 1990. David Schroeder joined BMC in 1990. Jeffrey Tyler, Senior Vice President and Portfolio Manager, joined BMC in January, 1988 as a Portfolio Manager.